UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 24, 2016

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24939	95-4703316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 24, 2016, East West Bancorp, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the 2016 Stock Incentive Plan, as amended. The Company’s 2016 Stock Incentive Plan, as amended, includes the following material changes:

•	An increase in the amount of shares available for grant by an additional 3,000,000 shares;

•
Inclusion of a “double-trigger,” such that stock awards do not vest unless there is a change in control of the Company combined with a termination of employment within a specific period following the change;

•	Addition of a minimum required vesting period for grants made under the plan, so that the awards are aligned with retention and performance incentives; and

•	Both the “no liberal share counting” provisions and the “no repricing” provision were strengthened.

A complete description of the 2016 Stock Incentive Plan, as amended, is included with the Company’s 2016 Proxy Statement (the “2016 Proxy Statement”) filed with the U.S. Securities and Exchange Commission on April 21, 2016, which description is incorporated herein by reference. The 2016 Stock Incentive Plan, as amended, is filed as Exhibit 10.1 hereto (incorporated by reference to Exhibit A to the 2016 Proxy Statement).

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following are the voting results of each matter submitted to the Company’s stockholders at the Annual Meeting. The proposals below are described in detail in the 2016 Proxy Statement. At the Annual Meeting, the Company’s stockholders elected the ten nominees for director; approved the advisory vote on executive compensation; approved the Company’s 2016 Stock Incentive Plan, as amended; and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2016.

1.	Election of the following ten nominees to the Company’s Board of Directors:

	Votes Cast For	Withheld	Votes Abstained	Broker Non-Votes
Molly Campbell	119,440,371	116,971	N/A	15,359,378
Iris S. Chan	119,439,329	118,013	N/A	15,359,378
Rudolph I. Estrada	119,132,239	425,103	N/A	15,359,378
Paul H. Irving	119,390,791	166,551	N/A	15,359,378
John M. Lee	119,148,878	408,464	N/A	15,359,378
Herman Y. Li	118,145,277	1,412,065	N/A	15,359,378
Jack C. Liu	118,201,945	1,355,397	N/A	15,359,378
Dominic Ng	116,498,213	3,059,129	N/A	15,359,378
Keith W. Renken	118,451,951	1,105,391	N/A	15,359,378
Lester M. Sussman	119,425,909	131,433	N/A	15,359,378

2.	In a non-binding advisory vote regarding executive compensation as disclosed in the 2016 Proxy Statement, the votes were as follows:

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
117,274,511	1,988,998	293,833	15,359,378

3.	Approval of the Company’s 2016 Stock Incentive Plan, as amended, as disclosed in the 2016 Proxy Statement.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
116,289,742	3,030,725	236,875	15,359,378

4.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2016.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
134,733,997	143,298	39,425	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit

10.1	The Company’s 2016 Stock Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAST WEST BANCORP, INC.

Date: May 27, 2016	By: /s/ Douglas P. Krause
Douglas P. Krause, Esq., Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description
10.1	The Company’s 2016 Stock Incentive Plan, as amended [Incorporated by reference to Exhibit A from the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 21, 2016.]

5